December 1, 2010

Ms. Judy Brown, Contracts Manager
Office of Research
University of Waterloo
200 University Avenue West
Waterloo, Ontario, Canada N2L 3G1

Re:	Amendment to Extension and Amendment to Budget and Research Agreement between Waterloo, Thompson, and Senesco for a Nine Month Period From December 1, 2010 Through August 31, 2011

Dear Ms. Brown:

Pursuant to the Research Agreement effective September 1, 1998 (the “Agreement”), copy attached, between the University of Waterloo (“Waterloo”), Dr. John E. Thompson (“Thompson”), and Senesco, Inc. (“Senesco”), Waterloo, Thompson and Senesco hereby agree to extend the Agreement for an additional nine month term, effective December 1, 2010 through August 31, 2011, under the same terms and conditions provided in the Agreement, except that the parties hereby amend the Budget set forth in the Revised Budget for Year 13, effective September 1, 2010, to the amended Revised Budget for Year 13 , attached hereto, effective December 1, 2010 through August 31, 2010.  The Amended Revised Budget for Year 13 supercedes and replaces the Revised Budget for Year 13 of the Agreement for all work commencing on or after December 1, 2010.

Very truly yours,

Leslie J. Browne
President
Senesco, Inc.
Agreed and Accepted:

University of Waterloo

Dr. John Thompson, Ph.D.

REVISED BUDGET
YEAR 13

PERIOD:        December 1, 2010 – February 28, 2011

Salaries	Cdn $/Month	Cdn $/3 Months

Senior Research Associate	$8,625.00	$25,875.00
($90,000/year + 15% benefits)

Senior Research Associate	6,708.33	20,125.00
($70,000/year + 15% benefits)

Research Associate	4,791.67	14,375.00
($50,000/year + 15% benefits)

Research Associate	4,791.67	14,375.00
($50,000/year + 15% benefits)

Research Associate	3,833.33	11,500.00
($40,000/year + 15% benefits)

Research Associate	1,916.67	5,750.00
($20,000/year + 15% benefits)

Research Associate	1,916.67	5,750.00
($20,000/year + 15% benefits)

Supplies
Operating Expenses	10,000.00	30,000.00

Subtotal	42,583.34	127,750.00

Overhead
30% on total direct costs	12,775.00	38,325.00

TOTAL BUDGET	$55,358.34	$166,075.00

REVISED BUDGET
YEAR 13

PERIOD:       March 1, 2011 – August 31, 2011

Salaries	Cdn $/Month	Cdn $/6 Months

Senior Research Associate	$8,625.00	$51,750.00
($90,000/year + 15% benefits)

Senior Research Associate	2,395.83	14,375.00
($25,000/year + 15% benefits)

Research Associate	4,791.67	28,750.00
($50,000/year + 15% benefits)

Research Associate	4,791.67	28,750.00
($50,000/year + 15% benefits)

Research Associate	3,833.33	23,000.00
($40,000/year + 15% benefits)

Supplies
Operating Expenses	10,000.00	60,000.00

Subtotal	34,437.50	206,625.00

Overhead
30% on total direct costs	10,331.25	61,987.50

TOTAL BUDGET	$44,768,75	$268,612.50